UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Superior Uniform Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Superior Uniform Group, Inc. 10055 Seminole Boulevard Seminole, FL 33772-2539

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 6, 2011

NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of SUPERIOR UNIFORM GROUP, INC., (the “Company”) will be held at the offices of the Company, 10055 Seminole Boulevard, Seminole, Florida, 33772 on May 6, 2011 at 10 A.M. (Local Time) for the following purposes:

1.	To elect seven Directors to hold office until the next annual meeting of shareholders and until their respective successors are duly elected or appointed and qualified;

2.	To ratify the appointment of Grant Thornton LLP as our independent auditors for the year ending December 31, 2011; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on March 2, 2011 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please cast your vote as instructed on your proxy card or voting instruction form as promptly as possible to ensure that your shares are represented and voted in accordance with your wishes.

By Order of the Board of Directors,

Seminole, Florida, March 10, 2011	RICHARD T. DAWSON Secretary

IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THIS MEETING PLEASE MARK,

DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT

PROMPTLY. THANK YOU.

SUPERIOR UNIFORM GROUP, INC.

10055 Seminole Boulevard

Seminole, Florida 33772

PROXY STATEMENT FOR 2011

ANNUAL MEETING OF SHAREHOLDERS

This proxy statement and the accompanying form of proxy are first being sent to our shareholders on or about March 21, 2011 in connection with the solicitation by our Board of Directors of proxies to be used at our 2011 annual meeting of shareholders (the “Meeting”). The Meeting will be held on Friday, May 6, 2011, at 10:00 A.M., Eastern Time, at the offices of Superior Uniform Group, Inc. (the “Company”), 10055 Seminole Boulevard, Seminole, Florida 33772.

Our Board of Directors has designated Michael Benstock and Alan Schwartz, and each or any of them, as proxies to vote the shares of common stock solicited on its behalf. If you sign and return the accompanying form of proxy, you may nevertheless revoke it at any time insofar as it has not been exercised by (1) giving written notice to our Corporate Secretary, (2) delivering a later dated proxy, or (3) attending the Meeting and voting in person. The shares represented by your proxy will be voted unless the proxy is mutilated or otherwise received in such form or at such time as to render it not votable. Proxies will be tabulated by Alliance Advisors.

If the Meeting is adjourned for any reason, at any subsequent reconvening of the Meeting all proxies may be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have been properly revoked or withdrawn).

The close of business on March 2, 2011 (the “Record Date”) has been designated as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. As of March 2, 2011, 5,979,145 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), were issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company on the close of business on the Record Date for the Meeting on all matters that come before the Meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS

Under rules approved by the Securities Exchange Commission (“SEC”), the Company is furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each shareholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card sent to shareholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to shareholders who hold their shares in “street name” (i.e. in the name of a broker, bank or other record holder). The Notice will also include instructions for shareholders who hold their shares in street name on how to access the proxy card to vote over the internet. Voting over the internet will not affect your right to vote in person if you decide to attend the Meeting.

All shareholders should refer to their enclosed proxy card or their Notice for their viewing, voting and hard copy ordering needs, which may include Internet and telephone voting options.

INTERNET ACCESS OR ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you have previously signed up to receive shareholder materials, including proxy statements and annual reports by mail, you may choose to receive these materials by accessing the Internet in the future, which can help us achieve a substantial reduction in our printing and mailing costs as well as be environmentally friendly. If you choose to receive your proxy materials by accessing the Internet, then before next year’s annual meeting, you will receive a Notice when the proxy materials and annual report are available over the Internet.

Your election to receive your proxy materials by accessing the Internet will remain in effect for all future shareholder meetings unless you revoke it before the meeting by sending a written request addressed to Joan Petronella at our offices at 10055 Seminole Boulevard, Seminole, Florida 33772.

If you hold your shares in an account at a brokerage firm or bank participating in a “street name” program, you can sign up for electronic delivery of proxy materials in the future by contacting your broker.

HOUSEHOLDING

The Securities and Exchange Commission’s rules permit us to deliver a single set of annual meeting materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice or proxy statement and annual report to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice or annual meeting materials, as requested, to any shareholder at a shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Notice, proxy statement or annual report, contact Joan Petronella at our offices at 10055 Seminole Boulevard, Seminole, Florida, 33772, phone: (727) 397-9611, ext. 1309.

If you are currently a shareholder sharing an address with another shareholder and wish to receive only one copy of future Notices, proxy statements or annual reports for your household, please contact Joan Petronella at our offices at 10055 Seminole Boulevard, Seminole, Florida, 33772.

VOTING SECURITIES

The Company’s Bylaws provide that the holders of a majority of the shares of the Company’s common stock issued and outstanding on the Record Date and entitled to vote must be present in person or by proxy at the Meeting in order to have a quorum for the transaction of business. Abstentions (votes “withheld”) will be counted as present for purposes of determining the presence of a quorum. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a “broker non-vote”). If a quorum is present, the seven nominees for director receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Abstentions and broker non-votes will not affect the outcome of the vote on such proposal. With respect to the proposal to ratify the appointment of Grant Thornton LLP as independent auditors for 2011, abstentions will be disregarded and will not be counted as votes for or against such proposal.

Because of a change in New York Stock Exchange rules, we note that your broker will NOT be able to vote your shares with respect to the election of directors if you have not provided directions to your broker. We strongly encourage you to submit your proxy card and exercise your right to vote as a shareholder.

ELECTION OF DIRECTORS (Proposal 1)

The Bylaws of the Company set the size of the Board of Directors at not less than three nor more than nine members. The Board of Directors currently consists of seven members. Directors hold their positions until the Meeting at which time their term expires, after their respective successors are elected and qualified.

The Board of Directors recommends that seven Directors be elected at the Meeting to hold office until the Company’s annual meeting in 2012 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. The persons designated as nominees for election as director to serve the term described above are Gerald M. Benstock, Michael Benstock, Alan D. Schwartz, Sidney Kirschner, Robin Hensley, Paul Mellini, and Kenneth Hooten. See “Management - Directors and Executive Officers” for further information on such nominees. In the event any of the nominees should be unable to serve, which is not anticipated, the Board of Directors may designate substitute nominees, in which event the persons named in the enclosed proxy will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

Shareholders may vote for up to seven nominees and the seven nominees receiving the highest number of votes shall be elected. Shareholders may not vote cumulatively in the election of Directors.

The Board of Directors recommends a vote “FOR” each of the nominees.

MANAGEMENT

Directors and Executive Officers

The following table sets forth the names and ages of the Company’s Directors and executive officers and the positions they hold with the Company. Executive officers serve at the pleasure of the Board of Directors.

Name	Age	Position

Gerald M. Benstock	80	Chairman, Director and Chairman of the
		Executive Committee.
Michael Benstock	55	Chief Executive Officer, Director and a
		member of the Executive Committee.
Alan D. Schwartz	60	President, Director and a member of the
		Executive Committee.
Sidney Kirschner	76	Director and a member of the Audit, Corporate
		Governance, Nominating & Ethics and
		Compensation* Committees.
Robin M. Hensley	54	Director and a member of the Audit*
		Committee.
Paul Mellini	58	Director and member of the Audit, Corporate
		Governance, Nominating & Ethics* and
		Compensation Committees.
Kenneth Hooten	47	Director
Peter Benstock	49	Executive Vice President
Andrew D. Demott, Jr.	47	Executive Vice President, Treasurer, and Chief
		Financial Officer.
Richard T. Dawson	65	Vice President, General Counsel and Secretary

		* Chairman of the Committee

The following includes information about the skills, qualities, experience and attributes of each of the nominees and executive officers of the Company:

Gerald M. Benstock is the Chairman of the Board of Directors of the Company. Mr. Benstock has served in this position since October 24, 2003. Prior to October 24, 2003, he also served as Chief Executive Officer of the Company. Prior to May 1, 1992, Mr. Benstock served as President of the Company. Mr. Benstock also has served as a Director of the Company since 1951. Mr. Benstock’s vast experience with the Company is the reason for his nomination for re-election.

Michael Benstock has served as Chief Executive Officer of the Company since October 24, 2003. Mr. Benstock previously served as Co-President of the Company beginning May 1, 1992. Prior to such date, Mr. Benstock served as Executive Vice President of the Company. Mr. Benstock has also been a Director of the Company since 1985. He also serves as a director of USAmeriBank, Inc. Mr. Benstock’s vast experience with the Company is the reason for his nomination for re-election.

Alan D. Schwartz has served as President of the Company since October 24, 2003. Mr. Schwartz previously served as Co-President of the Company beginning May 1, 1992. Prior to such date, Mr. Schwartz served as Executive Vice President of the Company. Mr. Schwartz has also served as a Director of the Company since 1981. Mr. Schwartz’s vast experience with the Company is the reason for his nomination for re-election.

Sidney Kirschner has been a Director of the Company since September 25, 1996. In January, 2010, Mr. Kirschner joined Raising the Bar as Managing Director of the Consulting Practice for law firms, accounting firms and professional service firms. Raising the Bar provides executive coaching, primarily in the area of business development. Since December 2010, he has been Executive Vice President of Piedmont Healthcare, a comprehensive healthcare provider in the Southeast region and President and CEO of Piedmont Heart Institute, an integrated cardiovascular healthcare delivery program. From March 2006 until December 2010, he was Head of The Alfred and Adele Davis Academy. He retired in August 2004 as Chairman and Chief Executive Officer of Northside Hospital, Inc., positions that he had held since November 1992. Prior thereto, he served as Chairman of the Board, President and Chief Executive Officer of National Service Industries, Inc. National Service Industries was a conglomerate including operations in the textile rental business. He also currently serves as a director of Crown Crafts, Inc. Mr. Kirschner’s long tenure and significant contributions on the Board of the Company, and his extensive experience as a chief executive are the reasons for his nomination for re-election.

Robin M. Hensley has been a Director of the Company since July 28, 2000. She has served as President and Business Development Coach of Raising the Bar since May 2004. Raising the Bar provides executive coaching, primarily in the area of business development. Previously, she was President of Personal Construction, LLC from January of 2000 until May 2004. Prior thereto, she was Vice President of Patton Construction from December of 1995 to January 2000. Her background also includes experience in public accounting with Ernst and Young. Ms. Hensley’s contributions on the Audit Committee, as the chairperson and financial expert, and her extensive experience in executive coaching are the reasons for her nomination for re-election.

Paul Mellini has been a Director of the Company since May 7, 2004. Mr. Mellini has been CEO and President of Nature Coast Bank in Citrus County, Florida since March 7, 2005. He was Chief Executive Officer and President of Premier Community Bank of Florida and Premier Community Bank of South Florida from January 2002 until August 2004 and C.E.O. and President of PCB Bancorp Inc. from January 2003 until August 2004. Prior thereto, he was regional president of First Union Bank of the Greater Bay Area from April 1995 to December 2001. Mr. Mellini’s tenure and significant contributions on the Board of the Company, and his extensive experience as a chief executive are the reasons for his nomination for re-election.

Kenneth Hooten has been a Director of the Company since August 9, 2010. Mr. Hooten has been a general partner of Concentric Equity Partners, a private equity firm, for the past eight years. Mr. Hooten founded the firm in 2003 and is responsible for the firm’s activities and its overall performance. Prior to founding Concentric, Mr. Hooten was affiliated with ServiceMaster® in a variety of capacities. Mr. Hooten’s extensive experience in overseeing and developing the businesses of acquired companies as well as his role in reviewing acquisition targets for private equity firms are the primary reasons for his nomination for re-election.

Peter Benstock has served as Executive Vice President of the Company since February 8, 2002. Before such date, Mr. Benstock served as a Senior Vice President of the Company beginning February 7, 1994. Mr. Benstock was a Director of the Company from 1990 to August 2007.

Andrew D. Demott, Jr. has been Executive Vice President, Chief Financial Officer, and Treasurer of the Company since May 5, 2010. Formerly, he served as Senior Vice President, Chief Financial Officer and Treasurer of the Company since February 8, 2002. Prior to that, he served as Vice President, Chief Financial Officer and Treasurer of the Company beginning June 15, 1998.

Mr. Demott served as the Company’s Secretary from July 31, 1998 through June 14, 2002. Prior to such dates, Mr. Demott served as an Audit Senior Manager with Deloitte & Touche, LLP since September 1995. Prior to that date, Mr. Demott was an Audit Manager with Deloitte & Touche LLP since September 1992.

Richard T. Dawson joined Superior in June 2002 as Corporate Counsel and was subsequently named Corporate Secretary on June 14, 2002. He was appointed a Vice President in November 2002. Prior to joining Superior, Mr. Dawson was in private practice. Prior to entering private practice and during the previous five years, Mr. Dawson was Vice President, General Counsel and Secretary of JLM Industries, Inc. and of Unisite, Inc.

The following family relationships exist between the Company’s Directors, nominees and executive officers. Michael Benstock and Peter Benstock are sons of Gerald M. Benstock, and Alan D. Schwartz is his son-in-law.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee Directors or be an employee. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders.

Currently, Mr. Gerald Benstock serves as the Chairman of the Board and Mr. Michael Benstock serves as a Director and Chief Executive Officer. The Board of Directors believes this is the most appropriate structure for the Company at this time because it makes the best use of Mr. Gerald Benstock’s skills and experience, including over 60 years as a Director of the Company.

Companies face a variety of risks, including credit risk, liquidity risk, and operational risk. In fulfilling its risk oversight role, the Board focuses on the adequacy of the Company’s risk management process and overall risk management system. The Board believes an effective risk management system will (1) adequately identify the material risks that the Company faces in a timely manner, (2) implement appropriate risk management strategies that are responsive to the Company’s risk profile and specific material risk exposures, (3) integrate consideration of risk and risk management into business decision-making throughout the Company, and (4) include policies and procedures that adequately transmit necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committee.

The full Board also periodically receives information about the Company’s risk management system and the most significant risks that the Company faces. This is principally accomplished through management reports to the Board. The Board strives to generate serious and thoughtful attention to the Company’s risk management process and system, the nature of the material risks the Company faces, and the adequacy of the Company’s policies and procedures designed to respond to and mitigate these risks.

The Board encourages management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company. As a result, the Board periodically asks the Company’s executives to discuss the most likely sources of material future risks and how the Company is addressing any significant potential vulnerability.

DIRECTOR COMMITTEES AND MEETINGS

The Board of Directors held six meetings during 2010. In 2010, each incumbent Director attended at least 75% of all meetings of the Board and of each committee of which he/she was a member. Kenneth Hooten joined the Board in August 2010 and attended all meetings following his appointment. The

Company expects all members of the Board to attend the Company’s annual meeting of shareholders barring other significant commitments or special circumstances. All of the Company’s Board members, which then included Dr. Manuel Gaetan, Ph.D., but did not yet include Mr. Kenneth Hooten, attended the Company’s 2010 annual meeting of shareholders.

The Board has Executive, Audit, Compensation, and Corporate Governance, Nominating & Ethics Committees.

The Board has determined that Mr. Sidney Kirschner, Ms. Robin M. Hensley, Mr. Paul Mellini and Mr. Kenneth Hooten are independent, as that term is defined by the applicable rules of the Securities and Exchange Commission and The NASDAQ Stock Market LLC® (“NASDAQ”). The Board has further determined that all members of the Audit, Compensation, and Corporate Governance, Nominating & Ethics Committees are independent and satisfy the relevant Securities and Exchange Commission and NASDAQ independence requirements and other requirements for members of such committees. The Board also determined that Dr. Manuel Gaetan, Ph.D., former director and member of the Corporate Governance, Nominating & Ethics Committee, was independent as that term is defined by the applicable rules of the Securities and Exchange Commission and NASDAQ and satisfied the relevant Securities and Exchange Commission and NASDAQ independence requirements and other requirements, if any, for nominating committee members.

Executive Committee

The current members of the Executive Committee are Messrs. Gerald M. Benstock, Michael Benstock, and Alan D. Schwartz. The Executive Committee is authorized to act in place of the Board of Directors during periods between Board meetings. The Executive Committee did not hold any formal meetings during 2010. The Executive Committee acted by unanimous written consent on ten occasions during 2010. Each action taken by the Executive Committee pursuant to a unanimous written consent was subsequently reviewed and ratified by the Board of Directors.

Audit Committee

The current members of the Audit Committee are Ms. Robin Hensley, Chairperson, and Messrs. Sidney Kirschner and Paul Mellini. The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, assists the Board of Directors in fulfilling the Board’s responsibilities relating to safeguarding of assets and oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. The Board of Directors has determined that each member of the Audit Committee is independent, as that term is defined in NASDAQ listing standards applicable to audit committee members. The Board has also determined that Robin Hensley qualifies as an “audit committee financial expert,” as defined in the rules of the Securities and Exchange Commission. The Audit Committee met four times during 2010. The Audit Committee has a charter. The Audit Committee Charter, which was recently revised, is not available on the Company’s website, but it is attached hereto as Appendix A.

Compensation Committee

The current members of the Compensation Committee are Mr. Sidney Kirschner, Chairman, and Mr. Paul Mellini. The Board of Directors has determined that each member of the Compensation Committee is independent as defined by NASDAQ listing standards applicable to compensation committee members. The Compensation Committee’s principal function is to make recommendations to the Board of Directors with respect to compensation of officers and directors and to administer the Company’s equity compensation plan. The Compensation Committee met once during 2010. The Compensation Committee does not have a written charter.

The processes and procedures of the Compensation Committee are to:

•	determine and approve the compensation of the Company’s Chief Executive Officer (the “CEO”);

•

make recommendations to the Board with respect to executive compensation for non-CEO executive officers, incentive compensation for executives and equity-based plans that are subject to Board approval;

•

assist the Board in its oversight of the development, implementation and effectiveness of the Company’s policies and strategies relating to its human capital management function, including but not limited to those policies and strategies regarding recruiting, retention, career development and progression, management succession, diversity and employment practices; and

•	prepare any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission.

Our Chief Executive Officer currently initiates the compensation discussions with the Compensation Committee, providing requests and seeking approval from the Committee and the Board of Directors before finalizing any employment arrangements or bonus plans related to executives of the Company. The Compensation Committee approves the annual incentive award for the Chairman, the Chief Executive Officer and each officer below the Chief Executive Officer level, based on the Chief Executive Officer’s recommendations. For additional information regarding the Compensation Committee’s processes and procedures for determining executive and director compensation, please see the footnotes to the Summary Compensation Table and Director Compensation for 2010 in the section entitled “Executive and Director Compensation” below.

As part of its decision-making process, the Compensation Committee reviews compensation practices at peer companies in an effort to set total compensation levels that it believes are reasonably competitive. The Compensation Committee retained the services of Robert Kurisu Human Resources Management Consulting (“Kurisu”), an independent executive compensation consultant, to advise the Committee regarding a variety of market factors, such as evolving compensation trends, appropriate peer companies and market survey data, which the Committee considered in connection with determining the compensation arrangements for the Company’s Chief Executive Officer and Chief Financial Officer for 2010. While Kurisu provided general observations on the Company’s compensation programs, it did not determine or recommend the amount or form of compensation for the Company’s named executive officers. Kurisu did not perform any other work in 2010 related to the Company.

Corporate Governance, Nominating & Ethics Committee

The current members of the Corporate Governance, Nominating & Ethics Committee are Mr. Paul Mellini, Chairman, and Mr. Sidney Kirschner. The Board of Directors has determined that each member of the Corporate Governance, Nominating & Ethics Committee is independent as defined by NASDAQ listing standards applicable to nominating committee members.

The Corporate Governance, Nominating & Ethics Committee develops and recommends to the Board of Directors a set of corporate governance principles applicable to the Company. It also identifies qualified individuals to become directors and recommends to the Board candidates for all director positions to be filled by the Board or by shareholders of the Company. The Corporate Governance, Nominating & Ethics Committee does not have a written charter. The Corporate Governance, Nominating & Ethics Committee has recommended the candidates to be nominated to stand for election to the Board of Directors at the Meeting. The Corporate Governance, Nominating & Ethics Committee did not hold any formal meetings during 2010, but it did act by unanimous written consent on one occasion during 2010. The action taken by the Corporate Governance, Nominating & Ethics Committee pursuant to a unanimous written consent was subsequently reviewed and ratified by the Board of Directors.

Nominations of Directors

The Board selects the director nominees to stand for election at the Company’s annual meetings of shareholders and to fill vacancies occurring on the Board based on the recommendations of the Corporate Governance, Nominating & Ethics Committee. In recommending nominees to serve as directors, the

Corporate Governance, Nominating & Ethics Committee will examine each director nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate. However, the Corporate Governance, Nominating & Ethics Committee believes the following minimum qualifications must be met by a director nominee to be recommended to the Board:

•	Each director must display high personal and professional ethics, integrity and values.

•	Each director must have the ability to exercise sound business judgment.

•

Each director must be highly accomplished in his or her respective field, with broad experience at the executive and/or policy-making level in business, government, education, technology or public interest.

•	Each director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience.

•	Each director must be able to represent all shareholders of the Company and be committed to enhancing long-term shareholder value.

•	Each director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Company’s business.

The Board also believes the following qualities or skills are necessary for one or more directors to possess:

•

One or more of the directors generally should be active or former chief executive officers of public or private companies or leaders of major organizations, including commercial, scientific, government, educational and other similar institutions.

•	Directors should be selected so that the Board is a diverse body.

To maintain a diverse mix of individuals, primary consideration is given to the depth and breadth of their business and civic experience in leadership positions, as well as their ties to the Company’s markets.

The Corporate Governance, Nominating & Ethics Committee will consider recommendations for directorships submitted by shareholders. Recommendations for consideration by the Corporate Governance, Nominating & Ethics Committee, including recommendations from shareholders of the Company, should be sent to the Board of Directors, care of the Secretary of the Company, at the Company’s headquarters in writing. Such nominations must include a description of the specific qualifications the candidate possesses and a discussion as to the effect on the composition and effectiveness of the Board.

Compensation Committee Interlocks and Insider Participation

Messrs. Sidney Kirschner and Paul Mellini served as members of the Compensation Committee during the fiscal year ended December 31, 2010. Neither of these individuals is or has ever been an officer or employee of the Company or any of its subsidiaries. In addition, neither of these individuals has had any relationship requiring disclosure by the Company under any paragraph of Item 404 of SEC Regulation S-K. During the fiscal year ended December 31, 2010, none of the Company’s executive officers served as a member of the board of directors or the compensation committee (or other board committee performing equivalent functions) of any other entity that had one or more executive officers serving as members of our Board of Directors or Compensation Committee.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics, which sets forth the guiding principles and rules of behavior by which we operate our Company and conduct our daily business with our customers, vendors, shareholders and with our fellow employees. This Code applies to all of the directors and employees of the Company.

The purpose of the Code of Business Conduct and Ethics is to promote honest and ethical conduct and compliance with the law. But we recognize that the law in many cases is about what we can do; what is legally permissible. We consider it important to focus on what we should do and what ethical principles we should embrace in guiding our behavior to engender trust and loyalty within our work forces and with all our key stakeholders, our customers, suppliers, dealers and investors. The Code of Business Conduct and Ethics can be found on our website at www.superioruniformgroup.com under MANUFACTURING, then scroll down to Vendor Compliance.

Communications with Board of Directors

Shareholders may communicate with the full Board or individual Directors by submitting such communications in writing to Superior Uniform Group, Inc., Attention: Board of Directors (or the individual director(s)), 10055 Seminole Boulevard, Seminole, Florida 33772. Such communications will be delivered directly to the Directors.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table for 2010 and 2009

The following table sets forth for each of the Company’s named executive officers: (i) the dollar value of base salary and bonus earned during the years ended December 31, 2010 and 2009; (ii) for option awards, the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, (iii) the dollar value of earnings for services pursuant to awards granted during 2010 and 2009 under non-equity incentive plans; (iv) all other compensation for 2010 and 2009; and, finally, (v) the dollar value of total compensation for 2010 and 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (1)	Total ($)

Michael Benstock	2010	410,000	—	45,800	301,335	15,323	772,458
Chief Executive Officer	2009	362,000	66,141	21,000	33,825	14,279	497,245

Alan D. Schwartz	2010	328,136	—	38,930	241,168	15,407	623,641
President	2009	318,579	33,605	16,800	29,768	14,386	413,138

Andrew D. Demott, Jr.(4)	2010	250,000	—	34,350	183,741	15,407	483,498
Executive V.P. & CFO	2009	222,954	38,020	15,750	20,833	14,365	311,922

(1)

The Company provides the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to SEC rules. The amounts shown in this column include the following: matching contributions on 401(k) deferrals, insurance premiums for a Supplemental Medical Plan, which is a fully insured hospital and medical expense reimbursement plan covering certain key management employees and their dependents, and personal automobile use.

(2)

Stock-settled stock appreciation rights (“SAR’s”) and options for our executive officers and other key employees are granted annually in conjunction with the review of the individual performance of our executive officers. This review takes place at the regularly scheduled meeting of the Compensation Committee, which is held in conjunction with the quarterly meeting of our Board in the first quarter of each year. On February 5, 2010, Mr. Benstock, Mr. Schwartz and Mr. Demott were awarded 9,796, 6,796 and 4,796 SAR’s, respectively. On February 5, 2010, Mr. Benstock, Mr. Schwartz and Mr. Demott

were each awarded 10,204 stock options. The SAR’s and stock options were granted with an exercise price of $9.80 per share. On February 6, 2009, Mr. Benstock, Mr. Schwartz and Mr. Demott were awarded 7,326, 4,326 and 2,326 SAR’s, respectively. On February 6, 2009, Mr. Benstock, Mr. Schwartz and Mr. Demott were each awarded 12,674 stock options. The SAR’s and stock options were granted with an exercise price of $7.89 per share. Refer to Note 12 – Share-Based Compensation in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K filed on February 25, 2011 for the relevant assumptions used to determine the valuation of our share-based awards. All such awards are granted with an exercise price equal to the closing price of the common stock as reported on NASDAQ.

(3)

The amounts in this column include incentive compensation earned during the respective calendar year. These amounts are paid during February of the following year. Our annual incentive bonuses are intended to compensate officers for achieving our annual financial goals at corporate levels (and for achieving measurable individual annual performance objectives). Our annual incentive bonus plan provides for a cash bonus, dependent upon the level of achievement of the stated corporate goals (and personal performance goals), calculated as a percentage of the officer’s base salary. The annual incentive bonus ties incentive compensation to net earnings per share as reported in the Company’s audited financial statements adjusted for certain items (“BEPS”). Under this plan, the Compensation Committee establishes a BEPS target that must be reached before any bonuses are earned. The target BEPS is based upon the annually established financial growth plan and goal. The Compensation Committee also establishes for each participant in the plan, including executive officers, individual incentive amounts (“TIA”) that may be earned, in whole or in part, depending upon whether the BEPS target is reached and by how much it is exceeded during the fiscal year. At the target BEPS level, the plan participants will earn a bonus equal to 79% of the TIA in 2010. In 2010 and 2009, the plan participants would have earned a bonus equal to 79% and 20%, respectively, of the TIA at the target BEPS. For 2011, the target bonus awards (as a percentage of base salary) will be as follows: Chief Executive Officer, 40%; Chief Financial Officer, 40%; Chairman, 40%; President, 40% and Executive Vice President, 40%. These targets are consistent with the 2010 and 2009 percentages. The payout continues to increase as BEPS increases and there is no maximum payout for the target bonus. The BEPS level for 100% payout is equal to $0.64 per share. The Company’s BEPS was $0.90 for the year ended December 31, 2010 and $0.58 for the year ended December 31, 2009.

(4)	Mr. Demott was Senior Vice President during 2009 and part of 2010 and Executive Vice President for part of 2010.

Outstanding Equity Awards at 2010 Fiscal Year End

The following table sets forth information regarding outstanding option awards held by the named executive officers at December 31, 2010, including the number of shares underlying both exercisable and unexercisable portions of each stock option and SAR as well as the exercise price and expiration date of each outstanding award.

	Option Awards
Name	Number of Securities Underlying Unexercised Awards (#) Exercisable (1)	Number of Securities Underlying Unexercised Awards (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Awards (#)	Awards Exercise Price ($)	Awards Expiration Date (2)

Michael Benstock,	18,000	—	—	11.20	2/2/2011
Chief Executive Officer	18,000	—	—	12.74	2/1/2012
	20,000	—	—	9.16	1/30/2013
	20,000	—	—	9.80	2/4/2015

Alan D. Schwartz,	15,000	—	—	11.20	2/2/2011
President	15,000	—	—	12.74	2/1/2012
	17,000	—	—	9.16	1/30/2013
	17,000	—	—	9.80	2/4/2015

Andrew D. Demott, Jr.,	11,000	—	—	11.20	2/2/2011
Executive V.P. & CFO	11,000	—	—	12.74	2/1/2012
	13,000	—	—	9.16	1/30/2013
	15,000	—	—	9.80	2/4/2015

(1)	Options and stock-settled stock appreciation rights are exercisable immediately upon grant.
(2)	The expiration date of each grant occurs five years after the date of grant.

Pension Benefits/Retirement Plans

Since 1942, the Company has had a retirement plan (the “Basic Plan”) which has been qualified under the Internal Revenue Code. The Basic Plan is a “defined benefit” plan, with benefits normally beginning at age 65, is non-contributory by an employee, and the Company’s contributions are not allocated to the account of any particular employee. All domestic employees of the Company (except employees included in a retirement plan negotiated as part of a union contract) are eligible to participate in the Basic Plan. The Company also commenced, effective November 1, 1994, the Superior Uniform Group, Inc. Supplemental Pension Plan (the “Supplemental Plan”) which is available to certain eligible employees of the Company. Retirement benefits available under the Supplemental Plan are based on the same provisions as in the qualified plan but ignore the salary limitations imposed by the Internal Revenue Service ($245,000 in 2010). Accordingly, all eligible employees, regardless of earnings, will receive exactly the same formula distribution upon retirement.

The Plan provides benefits based on years of service and earnings above and below the covered Compensation Base. The normal monthly retirement benefit is 17.5% of an employee’s average monthly compensation during the highest paid five years of the ten years immediately preceding retirement up to his Covered Compensation Base plus 32.5% of such average monthly compensation in excess of his Covered Compensation Base, reduced in the event such employee has less than 25 years of service. An employee’s compensation includes overtime pay, commissions and any bonus received and therefore includes executive officers’ compensation as described in the Salary and Bonus columns of the Summary Compensation Table shown above. There is no offset in retirement benefits for Social Security benefits or other retirement plans or statutory benefits. Mr. M. Benstock and Mr. Schwartz have the maximum years of service credited. The Basic Plan was amended as of November 1, 1989. Prior to the amendment, the Basic Plan provided benefits based on years of service and earnings in excess of the Covered Compensation Base (the wage bases on which maximum Social Security taxes are payable). Benefits accrued prior to November 1, 1989 under the Basic Plan prior to the amendment would be paid, if higher than the sums set forth above.

Nonqualified Deferred Compensation

The Company has no nonqualified defined contribution or other nonqualified deferred compensation plans.

Termination or Change in Control Provisions

We have entered into retention agreements with each of our named executive officers. The retention agreements generally provide that, if within 24 months following a change in control the executive officer’s employment is terminated for reasons other than for cause (as defined in the retention agreement) or by the executive for good reason (as defined in the retention agreement, including the ability for the executive to make an election within a forty-five day period beginning 180 days after a change in control), we will make a lump-sum cash payment to the executive officer equal to two times the sum of the executive officer’s base salary at the rate in effect at the termination date or, if greater, the highest rate in effect at any time during the ninety day period prior to a change in control and the average of the annual cash bonuses paid to the executive during the three full fiscal years prior to the termination date or, if greater, the three full fiscal years immediately prior to the change in control date. The retention agreements also provide that we will continue to provide benefits to each executive for a period of two years after the date of his or her termination. Additionally, the agreements provide for each executive to be paid additional amounts under the Company’s defined benefit plans and defined contribution plans as though they were employed for an additional two years. The current agreements expire on November 23, 2011, but are subject to automatic one-year extensions unless we give the executive officer prior notification. The retention agreements are intended to promote stability and continuity of management should the Company consider a change in control transaction.

Director Compensation for 2010

The following table sets forth information regarding the compensation received by each of the Company’s Directors during the year ended December 31, 2010.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Total ($)
Sidney Kirschner	24,000	—	6,790	30,790

Robin Hensley	24,000	—	6,790	30,790

Paul Mellini	24,000	—	6,790	30,790

Kenneth Hooten (2)	10,000	—	—	10,000

Manuel Gaetan (3)	10,000	—	6,790	16,790

(1)

Stock options for our Directors are granted annually. On May 4, 2010, each of the Directors was awarded 3,500 options. The options were granted with an exercise price of $9.41 per share. On May 1, 2009, each of the Directors was awarded 3,000 options. The options were granted with an exercise price of $7.63 per share. The amount shown in this column is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Refer to Note 12 – Share-Based Compensation in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K filed on February 25, 2011 for the relevant assumptions used to determine the valuation of our option awards. All such awards are granted with an exercise price equal to the closing price of the common stock as reported on NASDAQ on the date of grant, are exercisable six months from the date of grant, and generally expire ten years after date of grant. As of December 31, 2010, Mr. Kirschner had 25,000 options outstanding; Ms. Hensley had 25,000 options outstanding; Mr. Hooten had no options outstanding; and Mr. Mellini had 19,500 options outstanding. All such options are exercisable.

(2)	Mr. Hooten was appointed as a Director in August of 2010.
(3)	Dr. Gaetan retired as a Director July 31, 2010.

Directors who are full-time employees of the Company receive no extra compensation for their services as Directors. The remaining Directors are compensated on the basis of $3,000 quarterly and $2,000 per meeting attended. Directors attending committee meetings on a day other than the day of the Directors’ meeting receive up to $2,000 per meeting of such committee. Committee Chairmen receive an additional $1,000 per quarter in Directors’ fees. Directors are entitled to reimbursement for expenses incurred in connection with their attendance at Board of Directors meetings and committee meetings. In addition, outside Directors are also eligible to receive stock option grants pursuant to Superior’s 2003 Incentive Stock and Awards Plan.

(THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.)

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth, as of the Record Date (except as noted), information regarding the beneficial ownership of the Company’s Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, (ii) each Director, (iii) each nominee for election as a Director, (iv) each named executive officer identified in the Summary Compensation Table and (v) all Directors and executive officers as a group.

SECURITY OWNERSHIP
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
BENSTOCK-SUPERIOR LTD.	1,391,044	(2)	23.3%
10055 Seminole Boulevard
Seminole, Florida 33772

MOCHELLE A. STETTNER	621,724	(7)	10.4%
2331 Lehigh Parkway N.
Allentown, PA 18130

DIMENSIONAL FUND ADVISORS, LP	545,861	(4)	9.1%
1299 Ocean Avenue
Santa Monica, California 90401

FRANKLIN ADVISORY SERVICES, LLC	456,300	(5)	7.6%
One Franklin Parkway
San Mateo, CA 94403

EYELEVEL INTERACTIVE, LLC	360,000	(8)	6.0%
1011 Lake Country Drive
Greensboro, GA 30642

ADVISORY RESEARCH, INC.	346,403	(6)	5.8%
180 North Stetson Street
Chicago, IL 60601

GERALD M. BENSTOCK	298,954	(3) (9)	5.0%
10055 Seminole Boulevard
Seminole, Florida 33772

MICHAEL BENSTOCK	234,585	(9) (10)	3.9%
10055 Seminole Boulevard
Seminole, Florida 33772

ALAN D. SCHWARTZ	223,369	(9)	3.7%
10055 Seminole Boulevard
Seminole, Florida 33772

PETER BENSTOCK	163,312	(9)	2.7%
10055 Seminole Boulevard
Seminole, Florida 33772

ANDREW D. DEMOTT, JR.	82,202	(9) (10)	1.4%
10055 Seminole Boulevard
Seminole, Florida 33772

RICHARD T. DAWSON	32,000	(9)	0.5%
10055 Seminole Boulevard
Seminole, Florida 33772

SIDNEY KIRSCHNER	27,500	(9)	0.5%
10055 Seminole Boulevard
Seminole, Florida 33772

ROBIN HENSLEY	25,000	(9)	0.4%
10055 Seminole Boulevard
Seminole, Florida 33772

PAUL MELLINI	21,300	(9)	0.4%
10055 Seminole Boulevard
Seminole, Florida 33772

KENNETH HOOTEN	—		—
10055 Seminole Boulevard
Seminole, Florida 33772

All Directors and Executive Officers	2,499,266	(1) (2) (3) (9)	41.8%
as a group (10 persons)

(1)

Except as otherwise indicated, all shares are individually held of record with sole voting and investment power or held of record by relative(s) of the named shareholder and the named shareholder has sole or shared voting and investment power.

(2)

Represents shares held of record by Benstock-Superior Ltd., a Florida limited partnership (“Reporting Person”). The general partners of the Reporting Person are Susan B. Schwartz, Michael Benstock and Peter Benstock (the “General Partners”). The General Partners of the Reporting Person each own three hundred thirty-three and one-third (333 1/3) of the one thousand (1,000) total outstanding partnership units. The voting and disposition of the Company’s Common Stock owned by the Reporting Person requires approval of a majority of the General Partners pursuant to the limited partnership agreement of the Reporting Person. Accordingly, each General Partner disclaims individual beneficial ownership of the shares of the Company’s Common Stock owned by the Reporting Person.

(3)

Includes 75,240 shares held of record by Mr. Benstock’s wife and 31,576 shares held by a trust in which Mr. Benstock is the trustee and has sole investment power. Also includes 55,184 shares held by Wendy Benstock, Mr. Benstock’s daughter, for whom Joan Benstock (Mr. Benstock’s wife) is Guardian and Mr. Benstock disclaims beneficial ownership of such securities.

(4)

This disclosure is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2011, Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment adviser, sub-adviser and/or manager, neither Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all securities reported in the Schedule 13G are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(5)

This disclosure is based on a Schedule 13G filed with the U.S. Securities and Exchange Commission on January 20, 2009, Franklin Advisory Services, LLC, a registered investment advisor (“Franklin”) may be deemed to have beneficial ownership of 456,300 shares which are beneficially owned by one or more investment companies or other managed accounts that are investment management clients. Franklin has sole voting power and sole disposition power for the reported shares.

(6)

This disclosure is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2011. Advisory Research, Inc., a wholly-owned subsidiary of Piper Jafray Companies and a registered investment advisor (“ARI”) is the beneficial owner of 346,403 shares as a result of acting as investment adviser to various clients. ARI has sole voting power and sole disposition power for the reported shares. Piper Jaffray Companies may be deemed to be the beneficial owner of these 346,403 shares through control of ARI. However, Piper Jaffray disclaims beneficial ownership of such shares.

(7)

Includes 5,144 shares owned by a Trust of which Mrs. Stettner is a Co-Trustee with two of her adult children, 912 shares held as custodian for her children who are now adults, and 2,400 shares owned by Mrs. Stettner’s husband, all of which Mrs. Stettner disclaims beneficial ownership. Mrs. Stettner has pledged 361,793 shares of the Company’s Common Stock as security for a loan.

(8)	Includes 360,000 shares of the Company’s Common Stock issuable upon the exercise of a warrant.
(9)	The share ownership of the following individuals includes that number of shares underlying stock options following his or her name, which are currently exercisable or are exercisable within 60 days of the Record Date, pursuant to the Company’s 2003 and 1993 Incentive and Stock and Awards Plans: Mr. G. M. Benstock – 74,000 shares; Mr. M. Benstock – 94,000 shares; Mr. Schwartz – 79,000 shares; Mr. P. Benstock – 70,000 shares; Mr. Demott – 66,000 shares; Mr. Dawson – 32,000 shares; Mr. Kirschner – 25,000 shares; Ms. Hensley – 26,000 shares and Mr. Mellini – 19,500 shares.

(10)	Mr. M. Benstock has pledged 32,970 shares as security for a loan. Mr. Demott has pledged 16,202 shares as security for a loan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and NASDAQ. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that no Forms 5 were required for them, the Company believes that, during its most recently completed fiscal year ended on December 31, 2010, all Section 16(a) reports required to be filed by its officers, directors, and greater than ten percent beneficial owners were timely filed.

CERTAIN TRANSACTIONS

Director and Officer Liability Insurance

As authorized by Section 607.0850(12) of the Florida Business Corporation Act, the Company maintains insurance to indemnify it and its Directors and officers from certain liabilities to the extent permitted by law. Such insurance, in the face amount of $12,000,000, was obtained from Federal Insurance Company pursuant to a contract dated August 27, 2010. Under the terms of the contract, the Company pays an annual premium of $74,980 for the insurance. No sums have been paid or sought under any such indemnification insurance. During 2009, such insurance, in the face amount of $10,000,000, was obtained from Federal Insurance Company pursuant to a contract dated August 27, 2009. Under the terms of the contract, the Company paid an annual premium of $65,488 for the insurance. No sums were paid or sought under any such indemnification insurance.

REPORT OF THE AUDIT COMMITTEE

The Company’s Audit Committee serves to assist the Board in fulfilling the Board’s responsibilities relating to safeguarding of assets and oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. The members of the Audit Committee meet the independence and experience requirements of NASDAQ and the Securities and Exchange Commission.

The Company’s management has primary responsibility for the preparation, presentation and integrity of the Company’s financial statements and its financial reporting process. The Company’s independent auditing firm, Grant Thornton LLP, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s responsibility is to monitor and oversee these processes. In connection with these responsibilities, the Audit Committee reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2010 with the Company’s management.

2. The Audit Committee has discussed with Grant Thornton LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1., AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3. The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP its independence.

4. Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission.

BY: Robin Hensley, Sidney Kirschner, and Paul Mellini

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proposal 2)

Although the Audit Committee has the sole authority to appoint the independent auditors, the Audit Committee will continue its long-standing practice of recommending that the Board ask the shareholders, at their annual meeting, to ratify the appointment of the independent auditors. The Audit Committee has appointed Grant Thornton LLP, independent certified public accountants, to audit the financial statements of the Company for the year ending December 31, 2011.

The Company expects representatives of Grant Thornton LLP to be present and available to respond to appropriate questions at the Meeting. Representatives of Grant Thornton LLP will have the opportunity to make a statement if they so desire.

Shareholder ratification of the Company’s independent registered public accountants is not required by the Company’s Bylaws or otherwise. The Audit Committee and the Board of Directors have elected to seek such ratification as a matter of good corporate practice. If the shareholders do not ratify this appointment, the Audit Committee will consider the appointment of other auditors.

Audit Fees and All Other Fees

The following table sets forth information regarding fees paid by the Company to Grant Thornton LLP during 2010 and 2009:

	2010	2009

Audit Fees(1)	$325,845	$317,281
Audit Related Fees(2)	$0	$25,680

Total Fees	$325,845	$342,961

(1)	Fees for audit services include fees associated with the annual audits in 2010 and 2009.
(2)	Audit related fees consists of fees for audit services associated with the audits of the Company’s benefit plans.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has concluded that Grant Thornton LLP’s provision of the audit and permitted non-audit services described above is compatible with maintaining Grant Thornton LLP’s independence. The Audit Committee pre-approved all of such services. The Audit Committee has established pre-approval policies and procedures with respect to audit and permitted non-audit services to be provided by its independent auditors. Pursuant to these policies and procedures, the Audit Committee may form, and delegate authority to, subcommittees consisting of one or more members when appropriate to grant such pre-approvals, provided that decisions of such subcommittee to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting. The Audit Committee’s pre-approval policies do not permit the delegation of the Audit Committee’s responsibilities to management.

The Board of Directors recommends a vote “FOR” the proposal to ratify the appointment of Grant Thornton LLP as our independent auditors for the year ending December 31, 2011.

EXPENSES OF SOLICITATION

The cost of soliciting proxies will be borne by us. We may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy materials to principals and obtaining their proxies.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this proxy statement, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission, including the financial statements and a list of exhibits to the Form 10-K. We will furnish to any such person any exhibit described in the list accompanying the Form 10-K upon the advance payment of reasonable fees. Requests for copies of the Form 10-K and/or any exhibits should be directed to Joan Petronella, c/o Superior Uniform Group, Inc., 10055 Seminole Boulevard, Seminole, Florida 33772. Your request must contain a representation that, as of March 2, 2011, you were a beneficial owner of shares entitled to vote at the 2011 Annual Meeting of Shareholders.

You may review our filings with the Securities and Exchange Commission by visiting our website at www.superioruniformgroup.com.

OTHER BUSINESS

Management of the Company does not know of any other business that may be presented at the Meeting. If any matter not described herein should be presented for shareholder action at the Meeting, the persons named in the enclosed Proxy will vote or refrain from voting the shares represented thereby in accordance with their best judgment on such matters after consultation with the Board of Directors.

SHAREHOLDER PROPOSALS FOR

PRESENTATION AT THE 2012

ANNUAL MEETING

If a qualified shareholder desires to present a proposal for action at the annual meeting of shareholders to be held in 2012, and such proposal conforms to the rules and regulations of the Securities and Exchange Commission and is in accordance with other federal laws as well as the laws of the State of Florida, such proposal must be received by the Company by November 22, 2011, to be included in the Company’s Proxy Statement and form of proxy for such 2012 meeting (unless the date of the 2012 annual meeting is not within 30 days of May 6, 2012, in which case the deadline will be a reasonable time before we begin to print and send the proxy material for the 2012 annual meeting of shareholders). Notice to the Company of a shareholder proposal submitted outside the processes of Rule 14a-8 will be considered untimely if received by the Company after February 5, 2012. The proxy solicited by the Board for the 2012 annual meeting will confer discretionary authority to vote on behalf of the persons named in such proxy on any shareholder proposal as to which the Company does not receive timely notice.

By Order of the Board of Directors

/s/ Richard T. Dawson
RICHARD T. DAWSON Secretary Dated: March 10, 2011

Appendix A

SUPERIOR UNIFORM GROUP, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

I.	PURPOSE

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Superior Uniform Group, Inc. (the “Corporation”). The purpose of the Committee is to assist the Board in fulfilling the Board’s oversight responsibilities by:

•	reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public;

•	overseeing the Corporation’s systems of disclosure controls and internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and

•	overseeing the Corporation’s auditing, accounting and financial reporting processes, and the audits of the Corporation’s financial statements.

The Committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system;

•	appoint the Corporation’s independent auditors and determine their compensation;

•	review, evaluate and oversee the internal audit function and the audit efforts of the Corporation’s outside auditor;

•	provide an open avenue of communication among the outside auditor, financial and senior management, and the Board;

•	encourage continuous improvement of, and foster adherence to, the Corporation’s policies, procedures and practices at all levels;

•	oversee and ensure the integrity of the Corporation’s financial statements, the independent auditor’s qualifications and independence; and

•	prepare the Audit Committee Report required to be included in the Corporation’s annual proxy or information statement.

The Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section V of this Charter.

II.	AUTHORITY

The Committee has the authority to engage and to obtain advice and assistance from outside legal, accounting or other advisors as deemed appropriate to fully execute its duties and responsibilities. The Corporation

Approved 2/23/11

1

shall provide appropriate funding, as determined by the Committee, for payment of (1) compensation to the independent auditor who has been engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, (2) compensation to any advisors employed by the Committee, and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee will report regularly to the Board regarding the execution of its duties and responsibilities.

III.	COMPOSITION

The Committee shall consist of at least three directors, as determined annually by the Board, each of whom shall meet the independence and experience requirements of the NASDAQ Stock Market and the Securities and Exchange Commission (the “Commission”), and each of whom shall be free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with their exercise of independent judgment in carrying out their responsibilities as members of the Committee. No member of the Committee may serve on the audit committees of more than three public companies unless the Board determines that such service does not, and will not, impair the member’s ability to effectively serve on the Committee and discloses the determination in the Corporation’s annual proxy statement. No member of the Committee shall have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years. All members of the Committee shall be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement and cash flow statement. The Board shall appoint at least one member of the Committee who is deemed an “audit committee financial expert” as defined by the Commission and demonstrates “financial sophistication” as defined in NASDAQ Rule 5605(c)(2)(A), as such rules are in effect from time to time. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual meeting of the Board to serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

IV.	MEETINGS

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The secretary of the Committee shall maintain minutes or other records of meetings and activities of the Committee in accordance with Florida law and the Corporation’s By-laws. As part of its job to foster open communication, the Committee should meet periodically and at least quarterly with management, the internal auditors and the independent auditors in separate executive sessions to discuss any matters that the Committee and/or any of these groups believe should be discussed privately. In addition, the Committee (or at least its Chair) should meet quarterly with the independent auditor and management to discuss the annual audited financial statements and the quarterly financial statements, as appropriate, including the Corporation’s disclosure to be included under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Committee may ask members of management or others to attend any meeting and provide pertinent information as necessary.

Approved 2/23/11

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V.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

A.	Documents/Reports Accounting Information Review

(1) Review and reassess the adequacy of this Charter at least annually or more frequently as conditions otherwise dictate, and recommend to the Board any necessary amendments.

(2) Review and discuss with management the Corporation’s annual audited financial statements to be included in the Corporation’s Annual Report on Form 10-K and annual report to shareholders and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion, or review rendered by the independent accountants, and management certifications required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) prior to the filing or distribution thereof. As part of the review process, the Committee will recommend to the Board whether the annual audited financial statements should be included in the Corporation’s Annual Report on Form 10-K.

(3) Review with financial management and the outside auditors each of the Corporation’s Quarterly Reports on Form 10-Q prior to its filing or prior to the release of earnings for the fiscal quarter covered by the Form 10-Q.

(4) Review earnings press releases with management, paying particular attention to any use of pro-forma or non-GAAP information.

(5) Discuss with management financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be on general terms (i.e., discussion of the kinds of information to be disclosed and the types of presentation to be made).

(6) Discuss with the independent auditors the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board as in effect from time to time, including matters required to be discussed by SAS No. 114.

B.	Independent Auditor

(1) Appoint, retain, compensate, and oversee the work performed by the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. The independent auditors shall report directly to the Committee. The Committee shall oversee the resolution of disagreements between management, the internal auditors and the independent auditors in the event that they arise. The Committee will review the experience and qualifications of senior members of the independent audit team annually and ensure that all partner rotation requirements, as promulgated by applicable rules and regulations, are executed.

(2) Review with the independent auditor any problems or difficulties and management’s response and hold timely discussions with the independent auditors regarding the following:

•	all critical accounting policies and practices;

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•

all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and management including, but not limited to, the management letters and schedule of unadjusted differences.

(3) At least annually, obtain and review a report by the independent auditor describing:

•	The firm’s internal quality control procedures;

•

Any material issues raised by the most recent internal quality-control review, any peer review, or any inquiry or investigation by governmental or professional authorities, within the preceding five fiscal years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

•	all relationships between the independent auditor and the Corporation (to assess the auditor’s independence);

•

any audit problems or difficulties encountered in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management and management’s response to all such difficulties;

•

analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on financial statements of the Corporation.

(4) Review and pre-approve both audit and non-audit services to be provided by the independent auditor, subject to any de miminis exception that may be provided by applicable laws or regulations. This duty may be delegated to one or more designated members of the Committee with any such pre-approval reported to the Committee at its next regularly scheduled meeting. Approval of non-audit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

(5) Set clear hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditor.

(6) Ensure that the independent auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the auditor and the Corporation, consistent with the requirements of the Public Company Accounting Oversight Board; actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor; and recommend that the Board take appropriate action to oversee the independence of the auditor.

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(7) Periodically consult with the independent auditor out of the presence of management about internal controls and the fullness and accuracy of the Corporation’s financial statements.

(8) Ensure the rotation of the lead audit partner, the concurring audit review partner, the client service partner and other “line” partners directly involved in the performance of the audit for the Corporation, as required by applicable law or regulation.

C.	Oversight of the Company’s Internal Audit Function

(1) Review the responsibilities, functions, and performance of the Company’s internal auditing department.

(2) Review the appointment and replacement of the senior internal auditing executive.

(3) Review the significant reports to management prepared by the internal auditing department and management’s responses.

(4) Discuss with the independent auditor and management the internal audit department responsibilities and processes, budget and staffing and any recommended changes in the planned scope of the internal audit.

D.	Financial Reporting Processes

(1) In consultation with the outside auditor, review the integrity of the Corporation’s financial reporting processes, both internal and external, and the internal control structure (including disclosure controls).

(2) Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation’s selection or application of accounting principles, and major issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies.

(3) Review analyses prepared by management (and the independent auditor) setting forth financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

(4) Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation.

(5) Review and approve all related-party transactions as defined by applicable rules and regulations of the NASDAQ Stock Market and the Commission.

(6) Establish and implement procedures to receive, retain and address complaints regarding accounting, internal accounting controls or auditing matters, including procedures for employees’ confidential, anonymous submissions of concerns regarding questionable accounting or auditing matters.

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E.	Ethical and Legal Compliance

(1) Establish, review and update periodically a Code of Ethical Conduct that complies with all applicable rules and regulations, and ensure that management has established a system to enforce this Code.

(2) Review management’s monitoring of the Corporation’s compliance with this Code, and ensure that management has the proper review system in place to ensure that the Corporation’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

(3) Review, with the Corporation’s counsel, legal compliance matters including corporate securities trading policies.

(4) Review, with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

(5) Discuss policies with respect to risk assessment and risk management. Such discussions should include the Corporation’s major financial and accounting risk exposures and the steps management has undertaken to control them.

(6) Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

(7) Make regular reports to the Board and prepare the report of the Committee required under Item 407 of the Commission’s Regulation S-K to be included in the Corporation’s annual proxy or information statement stating whether the Committee:

•	reviewed and discussed the audited financial statements with management;

•	discussed with the independent auditor the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board;

•

received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Committee concerning independence and discussed with the independent auditor the independent auditor’s independence; and

•	based on such review and discussions, recommended to the Board that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K.

(8) Annually, perform a self-assessment relative to the Committee’s purpose, duties and responsibilities outlined herein.

(9) Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

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VI.	LIMITATION ON COMMITTEE’S ROLE

While the Committee has the responsibilities and duties set forth in this Charter, the Committee’s responsibilities and duties are of oversight in nature. The primary responsibility for the Corporation’s financial reporting, disclosure controls and procedures and internal controls and procedures rests with management, and the Corporation’s independent auditors are responsible for auditing the Corporation’s financial statements. It is the responsibility of management and the independent auditors to bring to the attention of the Committee any failures, irregularities or other problems respecting the Corporation’s financial reporting, disclosure controls and procedures and internal controls and procedures.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held May 6, 2011. The Proxy Statement and our 2010 Annual Report on Form 10-K are available at: http://www.proxyease.com/superioruniformgroup/2011

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
KEEP THIS PORTION FOR YOUR RECORDS

▼ DETACH AND RETURN THIS PORTION ONLY ▼

SUPERIOR UNIFORM GROUP, INC.

10055 Seminole Boulevard, PO. Box 4002, Seminole, FL 33775-0002

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL

MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2011

The undersigned shareholder appoints MICHAEL BENSTOCK, and ALAN D. SCHWARTZ, or any one of them, as proxies with full power of substitution and resubstitution, to vote the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the offices of the Company on May 6, 2011 at 10 a.m., local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting included herewith, unless otherwise specified.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD. The proxies, in their discretion, are further authorized to vote (x) for the election of a person to the Board of Directors, if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter which the Board of Directors did not know would be presented at the 2011 Annual Meeting of Shareholders by February 4, 2011, and (z) on other matters which may properly come before the 2011 Annual Meeting of Shareholders and any adjournments or postponements thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Continued and to be signed on reverse side

PROXY VOTING INSTRUCTIONS

MAIL Vote Your Proxy by Mail: Mark, sign and date your proxy card and return it in the postage- paid envelope we have provided.

▼ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▼

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Gerald M. Benstock.	☐	☐	☐	05 Robin Hensley.	☐	☐	☐
02 Michael Benstock.	☐	☐	☐	06 Paul Mellini.	☐	☐	☐
03 Alan D. Schwartz.	☐	☐	☐	07 Kenneth Hooten.	☐	☐	☐
04 Sidney Kirschner.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal(s):

2. To ratify the appointment of Grant Thornton LLP as independent auditors for the fiscal year ending December 31, 2011.

☐  FOR                                 ☐  AGAINST                                 ☐  ABSTAIN

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign, date and return promptly in the enclosed envelope.

Date

Signature

Signature
Please indicate if you plan to attend this meeting ☐		(Joint Owners)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.